SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                      [ ]  Confidential, For Use of the Commission
                                                           Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting  Material Pursuant to Rule 14a-
     11(c) or Rule 14a-12

                           FIRST NATIONAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)      Title of each class of securities to which transaction applies:
                ................................................................
       (2)      Aggregate number of securities to which transaction applies:
                ................................................................
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ................................................................
       (4)      Proposed maximum aggregate value of transaction:
                ................................................................
       (5)      Total fee paid:
                ................................................................

[ ]    Fee paid previously with preliminary materials.
       ........................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)      Amount previously paid:
                ................................................................
       (2)      Form, Schedule or Registration Statement no.:
                ................................................................
       (3)      Filing Party:
                ................................................................
       (4)      Date Filed:
                ................................................................

                           FIRST NATIONAL CORPORATION
                              112 West King Street
                            Strasburg, Virginia 22657

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on April 6, 1999

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of First National Corporation ("First National") will be held at the Shenandoah Valley Golf Club, 134 Golf Club Circle, Front Royal, Virginia on April 6, 1999 at 11:00 a.m., for the following purposes:

         (1) To elect 10 directors for a term of one year or until their respective successors are elected and qualified; and

         (2) To transact such other business as may properly come before the Annual Meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

         The Board of Directors has fixed the close of business on February 19, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/ Douglas C. Arthur

                                         Douglas C. Arthur
                                         Secretary

Strasburg, Virginia
March 3, 1999

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                           FIRST NATIONAL CORPORATION


                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                                  April 6, 1999


                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, $5.00 par value per share ("Common Stock"), of First National Corporation ("First National") in connection with the solicitation of proxies by the Board of Directors (the "Board") of First National to be used at the Annual Meeting of Stockholders to be held on April 6, 1999 at 11:00 a.m. at the Shenandoah Valley Golf Club, Front Royal, Virginia, and any adjournment thereof (the "Annual Meeting").

         The principal executive offices of First National are located at 112 West King Street, Strasburg, Virginia. The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Stockholders (which is not part of First National's soliciting materials) are being mailed to First National's stockholders is March 4, 1999. The cost of soliciting proxies will be borne by First National.

         The proxy solicited hereby, if properly signed and returned to First National and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of First National (Douglas C. Arthur, Secretary, First National Corporation, 112 West King Street, Strasburg, Virginia 22657); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         Only stockholders of record at the close of business on February 19, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 788,903 shares of Common Stock of First National issued and outstanding and approximately 686 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. First National had no other class of equity securities outstanding at the Record Date.

                  ELECTION OF DIRECTORS; SECURITY OWNERSHIP OF
                    MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Election of Directors

         Ten directors are to be elected at the Annual Meeting to serve until the election and qualification of their respective successors.

         Unless authority is withheld in the proxy, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed below may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

         In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.


Nominees

         There is set forth hereafter the name of each nominee and, as to each of the nominees, certain information including age, principal occupation and, as of February 1, 1999, information with respect to beneficial ownership of Common Stock. The date shown for first election as a director in the information below represents the year in which the nominee or continuing director was first elected to the Board of First National or previously to the Board of First Bank (the "Bank"). Unless otherwise indicated, the business experience and principal occupations shown for each nominee or continuing director has extended five or more years.

Douglas C. Arthur, 56, has been a director since 1972.
         Mr. Arthur is Vice Chairman and Secretary of the Board of First National and Vice Chairman and Secretary of the Board of the Bank. Mr. Arthur is the senior and business partner in Arthur and Allamong, a general practice law firm located in Strasburg, Virginia. Mr. Arthur has been engaged in the practice of law since 1970. He is also a director of Shenandoah Telecommunications Company.

Noel M. Borden, 62, has been a director since 1962.
         Mr. Borden has served as the Chairman of the Board of First National and Chairman of the Board of the Bank since 1986. Mr. Borden is President of H.L. Borden Lumber Co., a building supply company located in Strasburg, Virginia, and has held that position since 1960. He also is a director and Vice President of Shenandoah Telecommunications Company.

Byron A. Brill, 51, has been a director since 1980.
         Dr. Brill is a periodontist who has been in practice since 1975.

Elizabeth H. Cottrell, 48, has been a director since 1992.
         Mrs. Cottrell is President of Riverwood Technologies, Inc., a computer services and desktop publishing concern, and has held that position since 1992. Mrs. Cottrell is also a partner in Shenandoah Seasons, a monthly newsletter and mail order gift business. She also is a member of the Shenandoah County Travel Council.

James A. Davis, 53, has been a director since 1998.
         Dr. Davis is President of Shenandoah University located in Winchester, Virginia, a position that he has held since 1982. Dr. Davis is a member of the Boards of Directors of the Winchester Medical Center, Westminster Canterbury and the Durell Foundation.

Christopher E. French, 39, has been a director since 1996.
         Mr.  French has served as  President of  Shenandoah  Telecommunications
         Company,  a  telecommunications   company  headquartered  in  Edinburg,
         Virginia since 1988. He is a director and stockholder of such company.

Charles E. Maddox, Jr., 57, has been a director since 1996.
         Mr. Maddox is Principal Engineer of G. W. Clifford & Associates for western Virginia, West Virginia and Maryland operations. Mr. Maddox is on the Board of Trustees of Shenandoah University.

W. Allen Nicholls, 52, has been a director since 1987.
         Mr. Nicholls is President of Nicholls Construction, Inc., a home builder located in Front Royal, Virginia, a position that he has held for 27 years.

Henry L. Shirkey, 56, has been a director since 1994.
         Mr. Shirkey is a customer service representative with Holtzman Oil Corp., an oil jobber, a position that he has held since 1993. Mr. Shirkey was previously a banker in Shenandoah County with Farmers Bank, Dominion Bank and First Union Bank and was involved in all phases of community bank management for 33 years until his retirement.

Alson H. Smith, Jr., 70, has been a director since 1998.
         Mr. Smith is Chairman of the Board of Shenandoah Foods, Inc., located in Winchester, Virginia. Mr. Smith retired from the Virginia House of Delegates after 20 years of service. Mr. Smith is a member of the Boards of Directors of Shenandoah University, the Durell Foundation and the Virginia Environmental Endowment.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.


Security Ownership of Management

         The following table sets forth information as of February 1, 1999, regarding the number of shares of Common Stock beneficially owned by all directors and nominees, by the present executive officer named in the Summary Compensation Table herein and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the director or executive officer living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time, plus shares held in certain trust relationships which may be deemed to be beneficially owned by the nominees under the rules and regulations of the Securities and Exchange Commission (the "SEC"); however, the inclusion of such shares does not constitute an admission of beneficial ownership.

         Name                            Beneficially Owned     Percent of Class
         ----                            ------------------     ----------------
         Directors:
         Douglas C. Arthur                      4,225                   *
         Noel M. Borden                        14,506                 l.84%
         Byron A. Brill                        10,228                 l.30%
         Elizabeth H. Cottrell                    405                   *
         James A. Davis                           250                   *
         Christopher E. French                  4,601                   *
         Charles E. Maddox, Jr.                 1,300                   *
         W. Allen Nicholls                        517                   *
         Henry L. Shirkey                         325                   *
         Alson H. Smith, Jr.                      265                   *
         Harry S. Smith                           356                   *

         All present executive officers and
           directors as a group (13 persons)   37,365                 4.74%
                                               ------

         * Indicates that holdings amount to less than 1% of the issued and outstanding Common Stock.

         (1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.


Security Ownership of Certain Beneficial Owners

         The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock as of February 1, 1999.

         Name and Address             Amount and Nature of
         of Beneficial Owner          Beneficial Ownership      Percent of Class
         -------------------          --------------------      ----------------

         James L. Bowman                     72,611                   9.20%
         P.O.  Box 6
         Stephens City, Virginia

         ----------------------------

         (1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act, under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

The Board of Directors and its Committees

         Meetings of the Board are held twice each month, and there is also an organizational meeting following the conclusion of each Annual Meeting of Stockholders. The Board held 24 meetings in the year ended December 31, 1998.
For the year ended December 31, 1998, none of First National's directors attended fewer than 75% of the aggregate number of Board meetings and meetings of committees of which the respective directors are members during their term.

         The Board has an Audit and Compliance Committee and a Personnel and Benefits Committee. There is no Nominating Committee.

         The Audit and Compliance Committee consists of Messrs. Arthur, French, Davis and Shirkey and Mrs. Cottrell. The Audit Compliance Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and to establish, and assure the adherence to, a system of internal controls. It reviews and accepts the reports of First National's independent auditors and federal and state examiners. The Audit and Compliance Committee met seven times during the year ended December 31, 1998.

         The Personnel and Benefits Committee, which reviews and recommends the levels and types of compensation of officers and employees, is composed of Mrs. Cottrell and Messrs. Arthur, Borden, Davis and French. The Personnel and Benefits Committee met 14 times during the year ended December 31, 1998.


Executive Officers Who Are Not Directors

         Harry S. Smith (age 45) has been President and CEO of First National and the Bank since June 3, 1998. Prior to that date, Mr. Smith was Vice
President and Secretary of First National and Executive Vice President, Secretary and Cashier of the Bank since 1985.

         E. Landon Collins (age 59) has served as Senior Vice President of the Bank since 1993. From 1984 until his retirement in 1992, Mr. Collins was Regional President for the Shenandoah Valley region for First American Bank, where he had worked since 1960.

         Dennis A. Dysart (age 27) has served as Vice President of Operations since 1996. He has been employed by the Bank since 1993.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires First National's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the SEC reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish First National with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to First National or written representation that no other reports were required, First National believes that, during fiscal year 1998, all filing requirements applicable to its officers and directors were complied with.

                                  REMUNERATION

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal years ended December 31, 1998, 1997, and 1996, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the named Executive Officers in all capacities in which they served. The named Executive Officers do not receive any compensation from First National.

                           SUMMARY COMPENSATION TABLE

                                          Annual Compensation                      Long Term Compensation
                                          -------------------                      -----------------------
                                                                               Securities
      Name and                                              Other Annual       Underlying           All Other
 Principal Position       Year   Salary ($)    Bonus ($)  Compensation ($)     Options (#)     Compensation ($)(a)
-------------------------------------------------------------------------------------------------------------------
Harry S. Smith            1998      95,000      2,500           (c)                -0-               3,047
President and CEO (b)     1997      86,047        -0-           (c)                -0-               2,582
                          1996      82,719        -0-           (c)                -0-               2,971

Ronald F. Miller          1998     102,978        -0-           (c)                -0-               3,560
(former President and     1997     111,318      5,000           (c)                -0-               3,300
  CEO) (d)                1996     111,221        -0-           (c)                530               3,337

(a) "All Other Compensation" represents matching contributions by First National in its 401(k) Plan.
(b) Mr. Smith became President and CEO of First National and the Bank on June 3, 1998. Prior to that date, Mr. Smith was Vice President and Secretary of First National and Executive Vice President, Secretary and Cashier of the Bank
(c) The value of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(d) Mr. Miller resigned as President and CEO of First National and the Bank on April 1, 1998. Under the terms of an agreement between the Bank and Mr. Miller, Mr. Miller continued to receive compensation through September 30, 1998.


Options Grants in Last Fiscal Year

         No stock options were granted to the named Executive Officers during the fiscal year ended December 31, 1998.


Option Exercises and Holdings

         No options were held by named Executive Officers at December 31, 1998. The following table sets forth information with respect to the exercise of stock options during the fiscal year ended December 31, 1998 by each of the named Executive Officers.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                                 Shares Acquired              Value
           Name                  on Exercise (#)           Received ($)
           ------------------------------------------------------------

           Harry S. Smith             1,112                    7,839
           Ronald F. Miller           1,642                   11,554


Director's Fees

         Directors received monthly fees of $400 and $300 for each meeting of the Board attended during 1998. The Chairman of the Board received monthly fees of $550 and $300 for each meeting of the Board attended, and the Vice Chairman of the Board received monthly fees of $450 and $300 for each meeting of the Board attended.


Indebtedness of Management

         No loans to directors or officers involve more than the normal risks of collectibility or present other unfavorable features. None of the loans was non-accrual, past-due, restricted or potential problem loans, as of January 31, 1999. All such loans were originated on substantially the same terms, including interest rates, as those prevailing at the time for comparable transactions with other persons.


                                    AUDITORS

         The Board of Directors has appointed Yount, Hyde & Barbour, P.C. to perform the audit of First National's financial statements for the year ending December 31, 1999. Yount, Hyde & Barbour, P.C. has acted as First National's and the Bank's auditors for the past 12 years and has reported on financial statements during that period. Representatives from Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.


                              STOCKHOLDER PROPOSALS

         Any proposal that a stockholder wishes to have presented at the next annual meeting of stockholders must be received no later than November 4, 1999. If such proposal complies with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested. The Company's receipt of notice of a stockholder's intent to submit a proposal at the next Annual Meeting of Stockholders outside the requirements of Rule 14a-8 after January 18, 2000 will be considered untimely.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of First National's Annual Report to Stockholders for the year ended December 31, 1998 accompanies this Proxy Statement. Additional copies may be obtained by written request to the Secretary of First National at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF SHARES OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS, FIRST NATIONAL WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AND ITS QUARTERLY REPORTS ON FORM 10-Q AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO HARRY S. SMITH, PRESIDENT, FIRST NATIONAL CORPORATION, 112 WEST KING STREET, STRASBURG, VIRGINIA 22657. THE ANNUAL REPORT ON FORM 10-K AND THE QUARTERLY REPORTS ON FORM 10-Q ARE NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                  OTHER MATTERS

         The Board of Directors of First National is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

|X|      PLEASE MARK VOTES                                              REVOCABLE PROXY
         AS IN THIS EXAMPLE                                   FIRST NATIONAL CORPORATION FXNC-BB

                    ANNUAL MEETING OF STOCKHOLDERS                      1.  The  election of  directors of                   For All
                            April 6, 1999                                   all  nominees  listed  (except   For   Withhold   Except
                                                                            as  marked  to  the   contrary   |_|      |_|       |_|
                                                                            below):
     The  undersigned  hereby  appoints the official proxy  committee,      DIRECTORS:
consisting  of  Douglas  C.  Arthur,  Byron  A.  Brill  and  W.  Allen
Nicholls,  with full powers of  substitution,  to act as attorneys and      Douglas C. Arthur             Christopher E. French
proxies,  for the  undersigned  to vote all shares of Common  Stock of      Noel M. Borden                Charles E. Maddox, Jr.
First National  Corporation  that the  undersigned is entitled to vote      Byron A. Brill                W. Allen Nicholls
at the Annual meeting of Stockholders  (the "Annual  Meeting"),  to be      Elizabeth H. Cottrell         Henry L. Shirkey
held at the Shenandoah  Valley Golf Club, 134 Golf Club Circle,  Front      James A. Davis                Alson H. Smith, Jr.
Royal,  VA 22630 on April 6, 1999 at 11:00  A.M.  The  official  proxy committee is authorized to cast all votes to which the  undersigned is entitled as follows:
                                                                            INSTRUCTION:   To withhold authority  to  vote  for  any
                                                                            individual  nominee,  mark the "For All Except"  box and
                                                                            write that nominee's name in the space provided below.

                                                                            --------------------------------------------------------

                                                                            PLEASE MARK BOX IF YOU PLAN  TO  ATTEND THE  ->      |_|
                                                                            MEETING

                                                                            The Board of Directors recommends a vote "FOR" all
                                                                            directors.

                                                                            THIS  PROXY  WILL  BE  VOTED  AS  DIRECTED,  BUT  IF  NO
                                                                            INSTRUCTIONS  ARE  SPECIFIED,  THIS  PROXY WILL BE VOTED
                                                                            "FOR"  THE  ELECTION  OF  ALL   DIRECTORS  AND  FOR  ANY
                                                                            PROPOSITIONS  STATED  ABOVE.  IF ANY OTHER  BUSINESS  IS
                                                                            PRESENTED  AT SUCH  ANNUAL  MEETING,  THIS PROXY WILL BE
                                                                            VOTED BY THE  MAJORITY  OF THE  PROXY COMMITTEE.  AT THE
                                                                            PRESENT TIME,  THE BOARD OF DIRECTORS  KNOWS OF NO OTHER
                                                                            BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                                            ---------------------------
Please be sure to sign and date             Date                            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
this Proxy in the box below.
------------------------------------------- ---------------------------


---- Shareholder sign above ------- Co-holder (if any) sign above -----

--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.


                           FIRST NATIONAL CORPORATION

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         Should  the  above-signed  be  present  and elect to vote at the Annual meeting or at any adjournment or postponement thereof, and after notification to the Secretary of the Corporation at the Annual meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Corporation at the following address: Registrar and Transfer Company, P.O. Box 1010, Cranford, NJ 07016 or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.
         The above-signed acknowledges receipt from the Corporation, prior to the execution of this proxy of a notice of the Annual Meeting, a proxy statement dated February 1,1999 and audited financial statements.
         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Only one of several joint owners need sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

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